Waldorf Astoria Orlando Park Hotels & Resorts at NYSE Hilton Hawaiian Village Waikiki Beach Resort December 31, 2017 Fourth Quarter and Year End 2017 Supplemental Data Exhibit 99.2

About Park and Safe Harbor Disclosure About Park Hotels & Resorts Inc. Park (NYSE: PK) is a leading lodging real estate company with a diverse portfolio of market-leading hotels and resorts with significant underlying real estate value. Park’s portfolio consists of 55 premium-branded hotels and resorts with over 32,000 rooms located in prime U.S. and international markets with high barriers to entry. Visit www.pkhotelsandresorts.com for more information. Forward-Looking Statements This presentation contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements include, but are not limited to, statements related to Park’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, the effects of competition and the effects of future legislation or regulations and other non-historical statements. Forward-looking statements include all statements that are not historical facts and, in some cases, can be identified by the use of forward-looking terminology such as the words “outlook,” “believes,” “expects,” “potential,” “continues,” “may,” “will,” “should,” “could,” “seeks,” “projects,” “predicts,” “intends,” “plans,” “estimates,” “anticipates” or the negative version of these words or other comparable words. Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in these forward-looking statements. You should not put undue reliance on any forward-looking statements in this presentation and Park urges investors to carefully review the disclosures Park makes concerning risk and uncertainties in Item 1A: “Risk Factors” in Park’s Annual Report on Form 10-K for the year ended December 31, 2017, as such factors may be updated from time to time in Park’s periodic filings with the SEC, which are accessible on the SEC’s website at www.sec.gov. Except as required by law, Park undertakes no obligation to update or revise publicly any forward-looking statements, whether as a result of new information, future events or otherwise. Supplemental Financial Information Park refers to certain non-generally accepted accounting principles (“GAAP”) financial measures in this presentation, including Funds from Operations (“FFO”) calculated in accordance with the guidelines of the National Association of Real Estate Investment Trusts (“NAREIT”), Adjusted FFO, FFO per share, Adjusted FFO per share, Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), Adjusted EBITDA, Hotel Adjusted EBITDA, Hotel Adjusted EBITDA margin, Net debt and Net debt to Adjusted EBITDA ratio. These non-GAAP financial measures should be considered along with, but not as alternatives to, net income (loss) as a measure of its operating performance. Please see the schedules included in this presentation including the “Definitions” section for additional information and reconciliations of such non-GAAP financial measures.

Financial Statements Non-GAAP Financial Measures Guidance Portfolio and Operating Metrics Acquisitions and Dispositions Debt Summary Definitions Table of Contents 4 7 13 17 28 30 32 New York Hilton Midtown Hilton Waikoloa Village Waldorf Astoria Orlando

Financial Statements Casa Marina, a Waldorf Astoria Resort Hilton Chicago Parc 55 San Francisco – a Hilton Hotel

Financial Statements Consolidated Balance Sheets (in millions, except share and per share data) December 31, 2017 December 31, 2016 ASSETS Property and equipment, net $8,311 $8,541 Assets held for sale, net 37 — Investments in affiliates 84 81 Goodwill 606 604 Intangibles, net 41 44 Cash and cash equivalents 364 337 Restricted cash 15 13 Accounts receivable, net 125 130 Prepaid expenses 48 58 Other assets 83 26 TOTAL ASSETS $9,714 $9,834 LIABILITIES AND EQUITY Liabilities Debt $2,961 $3,012 Accounts payable and accrued expenses 215 167 Due to hotel manager 141 91 Due to Hilton Grand Vacations 138 210 Deferred income tax liabilities 65 2,437 Other liabilities 232 94 Total liabilities 3,752 6,011 Stockholders' Equity "Common stock, par value $0.01 per share, 6,000,000,000 shares authorized, 214,873,778 shares issued and 214,845,244 shares outstanding as of December 31, 2017" 2 — Additional paid-in capital 3,825 — Retained earnings 2,229 — Accumulated other comprehensive loss (45) (67) Net Parent investment — 3,939 Total stockholders' equity 6,011 3,872 Noncontrolling interests (49) (49) Total equity 5,962 3,823 TOTAL LIABILITIES AND EQUITY $9,714 $9,834

Financial Statements (cont’d) Consolidated Statements of Operations Three Months Ended Twelve Months Ended (unaudited, in millions, except per share data) December 31, December 31, 2017 2016 2017 2016 Revenues Rooms $433 $434 $1,794 $1,795 Food and beverage 187 183 739 719 Ancillary hotel 49 47 194 190 Other 17 6 64 23 Total revenues 686 670 2,791 2,727 Operating expenses Rooms 115 114 466 464 Food and beverage 128 128 511 503 Other departmental and support 164 167 671 665 Other property-level 43 46 187 181 Management and franchise fees 34 18 141 91 Casualty and impairment loss, net 26 — 26 15 Depreciation and amortization 71 80 288 300 Corporate general and administrative 23 26 68 71 Other 18 4 63 19 Total expenses 622 583 2,421 2,309 Gain on sale of assets, net 1 — 1 1 Operating income 65 87 371 419 Interest income — 1 2 2 Interest expense (31) (40) (124) (181) Equity in earnings from investments in affiliates 22 (13) 40 3 Gain (loss) on foreign currency transactions — 3 (4) 3 Other gain (loss), net 3 (18) — (25) Income before income taxes 59 20 285 221 Income tax benefit (expense) 2 (3) 2,346 (82) Net income 61 17 2,631 139 Net income attributable to noncontrolling interests (1) — (6) (6) Net income attributable to stockholders $60 $17 $2,625 $133 Earnings per share: Earnings per share - Basic $0.28 $0.09 $12.38 $0.67 Earnings per share - Diluted $0.28 $0.09 $12.21 $0.67 Weighted average shares outstanding - Basic 214 198 211 198 Weighted average shares outstanding - Diluted 215 198 214 198

Non-GAAP Financial Measures Juniper Hotel Cupertino, Curio Collection Hilton Boston Logan Airport The Reach, a Waldorf Astoria Resort

Non-GAAP Financial Measures EBITDA, Adjusted EBITDA and Pro-forma Adjusted EBITDA (1) For 2017, includes $18 million of distributions received from investments in affiliates in excess of the investment balance that were included within Equity in earnings from investments in affiliates in the consolidated statements of comprehensive income. For 2016, includes $19 million of deferred financing costs expensed in connection with the extinguishment of CMBS debt. (2) Includes adjustments for incremental fees based on the terms of the post spin-off management agreements and estimated non-income taxes on certain REIT leases. Three Months Ended Twelve Months Ended (unaudited, in millions) December 31, December 31, 2017 2016 2017 2016 Net income $61 $17 $2,631 $139 Depreciation and amortization expense 71 80 288 300 Interest income — (1) (2) (2) Interest expense 31 40 124 181 Income tax (benefit) expense (2) 3 (2,346) 82 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 6 5 24 24 EBITDA 167 144 719 724 Gain on sales of assets, net (1) — (1) (1) (Gain) loss on foreign currency transactions — (3) 4 (3) Transition costs 4 26 9 26 Transaction costs 2 — 2 — Severance costs 1 — 1 — Share-based compensation expense 4 — 14 — Casualty and impairment loss, net 24 — 26 15 "Impairment loss included in equity in earnings from investments in affiliates" — 17 — 17 Other items(1) (21) 16 (17) 36 Adjusted EBITDA 180 200 757 814 Less: Adjusted EBITDA from hotels disposed of — — — (1) Less: Spin-off adjustments(2) — (14) — (49) Pro-forma Adjusted EBITDA $180 $186 $757 $764 Check MDA: Adjusted EBITDA per MDA Tables workbook — 17 Difference 180 200 757 797 Earnings Release: Adjusted EBITDA per Earnings Release Tables workbook 180 200 757 814 Difference — — — — — Proforma Adjusted EBITDA per Earnings Release Tables workbook 180 186 757 764

Non-GAAP Financial Measures (cont'd)

Pro-forma Comparable Hotel Adjusted EBITDA and Pro-forma Comparable Hotel Adjusted EBITDA Margin

(unaudited, dollars in millions)	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Pro-forma Adjusted EBITDA	$ 180	$ 186	$ 757	$ 764
Less: Adjusted EBITDA from investments in affiliates	10	10	45	44
Less: All other[(1)]	(12)	(3)	(46)	(34)
Pro-forma Hotel Adjusted EBITDA	182	179	758	754
Less: Non-comparable hotels	7	13	49	52
Pro-forma Comparable Hotel Adjusted EBITDA	$ 175	$ 166	$ 709	$ 702

(1) Includes EBITDA from Park's laundry business, services provided to HGV, estimated non-income taxes on certain REIT leases and certain corporate general and administrative expenses.

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Total Revenues	$ 686	$ 670	$ 2,791	$ 2,727
Less: Other revenues	17	6	64	23
Less: Non-comparable hotels[(1)]	38	53	201	225
Pro-forma Comparable Hotel Revenue	$ 631	$ 611	$ 2,526	$ 2,479

(1) Includes revenues from Park's non-comparable hotels and rental revenues from office space and antenna rent leases.

	Three Months Ended December 31, 2017	Three Months Ended December 31, 2016	Twelve Months Ended December 31, 2017	Twelve Months Ended December 31, 2016
Pro-forma Comparable Hotel Revenue	$ 631	$ 611	$ 2,526	$ 2,479
Pro-forma Comparable Hotel Adjusted EBITDA	$ 175	$ 166	$ 709	$ 702
Pro-forma Comparable Hotel Adjusted EBITDA margin	27.8%	27.1%	28.1%	28.3%

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PARK HOTELS & RESORTS

Non-GAAP Financial Measures (cont'd)

NAREIT FFO, Adjusted FFO, Pro-forma Adjusted FFO

(unaudited, in millions, except per share data)	Three Months Ended December 31,		Twelve Months Ended December 31,	
	2017	2016	2017	2016
Net income attributable to stockholders	$ 60	$ 17	$ 2,625	$ 133
Depreciation and amortization expense	71	80	288	300
Depreciation and amortization expense attributable to noncontrolling interests	—	—	(3)	(3)
Gain on sale of assets, net	(1)	—	(1)	(1)
Impairment loss	10	—	10	15
Equity investment adjustments:				
Equity in earnings from investments in affiliates	(22)	13	(40)	(3)
Pro rata FFO of investments in affiliates	26	6	52	35
NAREIT FFO attributable to stockholders	144	116	2,931	476
(Gain) loss on foreign currency transactions	—	(3)	4	(3)
Transition costs	4	15	9	26
Transaction costs	2	—	2	—
Severance costs	1	—	1	—
Share-based compensation expense	4	—	14	—
Casualty loss, net	14	—	16	—
Other items[1]	(24)	17	(2,381)	23
Adjusted FFO attributable to stockholders	145	145	596	522
	—	—	—	(1)
Less: Spin-off adjustments[2]	—	(5)	—	65
Pro-forma Adjusted FFO attributable to stockholders	$ 145	$ 140	$ 596	$ 586
NAREIT FFO per share - Diluted[3]	$ 0.67	$ 0.59	$ 13.67	$ 2.41
Adjusted FFO per share - Diluted[3][4]	$ 0.68	$ 0.72	$ 2.78	$ 2.97
Weighted average shares outstanding - Diluted	215	198	214	198

(1) For 2017, includes $18 million in distributions received from investments in affiliates in December 2017, net of $7 million of income tax expense, an income tax benefit of $25 million associated with the revaluation of deferred tax assets and liabilities related to the reduction of the corporate tax rate to 21% as a result of the enactment of the Tax Cuts and Jobs Act and net deferred tax expense of $9 million and net deferred tax benefit of $2,347 million recognized for the three months and year ended December 31, 2017, respectively, associated with Park's intent to be taxed as a REIT. For 2016, includes costs incurred and accelerated amortization of deferred financing fees on extinguished debt. For 2016 and 2015, represents costs incurred and accelerated amortization of deferred financing fees on extinguished debt.

(2) Includes adjustments for Park's historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on Park's post spin-off REIT tax structure and estimated non-income taxes on certain REIT leases.

(3) For 2016, per share amounts were calculated using the number of shares of common stock outstanding upon the completion of the spin-off. Per share amounts are calculated based on unrounded numbers and are calculated independently for each period presented; therefore, the sum of quarterly FFO does not equal the FFO for the full year.

(4) For 2016, amounts are calculated on a Pro-forma basis.

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PARK HOTELS & RESORTS

General and Administrative Expenses Non-GAAP Financial Measures (cont’d) (unaudited, in millions) Three Months Ended Twelve Months Ended December 31, December 31, 2017 2016 2017 2016 Corporate general and administrative expenses $23 $26 $68 $71 Less: Share-based compensation 4 — 14 — Transition costs 4 15 9 26 Transaction costs 2 — 2 — Severance costs 1 — 1 — G&A, excluding expenses not included in Adjusted EBITDA $12 $11 $42 $45

Non-GAAP Financial Measures (cont’d) Net Debt and Net Debt to Pro-forma Adjusted EBITDA Ratio (unaudited, in millions) December 31, 2017 December 31, 2016 Debt $2,961 $3,012 Add: unamortized deferred financing costs 12 14 "Long-term debt, including current maturities and excluding unamortized deferred financing costs" 2,973 3,026 "Add: Park's share of unconsolidated affiliates debt, excluding unamortized deferred financing costs" 236 214 Less: cash and cash equivalents (364) (337) Less: restricted cash and cash equivalents (15) (13) Debt, net $2,830 $2,890 Pro-forma Adjusted EBITDA $757 $764 Net debt to pro-forma Adjusted EBITDA ratio 3.7x 3.8x

Guidance Hilton San Francisco Union Square Hilton Waikoloa Village Hilton Chicago

Guidance 2018 Assumptions (1) Excludes unconsolidated joint ventures. (2) Excludes Hilton Waikoloa Village and Caribe Hilton. (3)Per share amounts are calculated based on unrounded numbers. (4) General and administrative expenses are projected to be $44 million, excluding $17 million of non-cash share-based compensation expense and $5 million of transition costs. (unaudited, in millions, except per share data) 2018 Outlook Metric Low High Comparable RevPAR Growth(1)(2) 0.0% 2.0% Net income $232 $266 Net income attributable to stockholders $227 $260 Diluted earnings per share(3) $1.05 $1.20 Adjusted EBITDA(4) $705 $745 Comparable Hotel Adjusted EBITDA margin change(1)(2) (80) bps 20 bps Adjusted FFO per share - Diluted(3) $2.59 $2.75 Weighted average diluted shares outstanding 215.5 215.5

Guidance (cont’d) EBITDA Year Ending (unaudited, in millions) December 31, 2018 Low Case High Case Net income $232 $266 Depreciation and amortization expense 292 292 Interest income (2) (2) Interest expense 123 125 Income tax expense 8 12 "Interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates" 29 29 EBITDA 682 722 Transition costs 5 5 Share-based compensation expense 17 17 Other items 1 1 Adjusted EBITDA $705 $745

Guidance (cont’d) FFO (1)Per share amounts are calculated based on unrounded numbers. Year Ending (unaudited, in millions except per share data) December 31, 2018 Low Case High Case Net income attributable to stockholders $227 $260 Depreciation and amortization expense 288 288 Equity investment adjustments: Equity in earnings from investments in affiliates (18) (18) Pro rata FFO of equity investments 39 39 NAREIT FFO attributable to stockholders 536 569 Transition costs 5 5 Share-based compensation expense 17 17 Other items 1 1 Adjusted FFO attributable to stockholders $559 $592 Adjusted FFO per share - Diluted(1) $2.59 $2.75 Weighted average diluted shares outstanding 215.5 215.5

Portfolio and Operating Metrics Hilton New Orleans Riverside Hilton New Orleans Airport The Fess Parker Santa Barbara Hotel – a DoubleTree Resort

Portfolio and Operating Metrics

Hotel Portfolio

Consolidated Domestic Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt (in millions)
Hilton Hawaiian Village Waikiki Beach Resort	2,860	Hawaii	150,000	Fee Simple	100%	$1,275
New York Hilton Midtown	1,907	New York	151,000	Fee Simple	100%	—
Hilton San Francisco Union Square	1,919	Northern CA	130,000	Fee Simple	100%	$725 [1]
Hilton New Orleans Riverside	1,622	New Orleans	130,000	Fee Simple	100%	—
Hilton Chicago	1,544	Chicago	234,000	Fee Simple	100%	—
Hilton Waikoloa Village	1,110	Hawaii	235,000	Fee Simple	100%	—
Parc 55 San Francisco - a Hilton Hotel	1,024	Northern CA	30,000	Fee Simple	100%	— [1]
Hilton Orlando Bonnet Creek	1,009	Florida	132,000	Fee Simple	100%	—
Hilton Chicago O'Hare Airport	860	Chicago	37,000	Leasehold	100%	—
DoubleTree Hotel Seattle Airport	850	Other U.S.	34,000	Leasehold	100%	—
Hilton Orlando Lake Buena Vista	814	Florida	78,000	Leasehold	100%	—
Caribe Hilton	748	Other U.S.	130,000	Fee Simple	100%	—
DoubleTree Hotel Washington DC – Crystal City	627	Washington, D.C.	30,000	Fee Simple	100%	—
Hilton Boston Logan Airport	599	Other U.S.	30,000	Leasehold	100%	—
Pointe Hilton Squaw Peak Resort	563	Other U.S.	53,000	Fee Simple	100%	—
Hilton Miami Airport	508	Florida	32,000	Fee Simple	100%	—
Hilton Atlanta Airport	507	Other U.S.	34,000	Fee Simple	100%	—
DoubleTree Hotel San Jose	505	Northern CA	48,000	Fee Simple	100%	—
Hilton Salt Lake City Center	499	Other U.S.	24,000	Leasehold	100%	—
Waldorf Astoria Orlando	502	Florida	42,000	Fee Simple	100%	—
DoubleTree Hotel Ontario Airport	482	Southern CA	27,000	Fee Simple	67%	$30
Hilton McLean Tysons Corner	458	Washington, D.C.	27,000	Fee Simple	100%	—
Hilton Seattle Airport & Conference Center	396	Other U.S.	40,000	Leasehold	100%	—
DoubleTree Hotel Spokane City Center	375	Other U.S.	21,000	Fee Simple	10%	$12
The Fess Parker Santa Barbara Hotel - a DoubleTree Resort	360	Southern CA	40,000	Fee Simple	50%	$165
Hilton Oakland Airport	360	Northern CA	16,000	Leasehold	100%	—
Hilton New Orleans Airport	317	New Orleans	21,000	Fee Simple	100%	—
Casa Marina, A Waldorf Astoria Resort	311	Florida	11,000	Fee Simple	100%	—
Hilton Short Hills	304	Other U.S.	16,000	Fee Simple	100%	—
DoubleTree Hotel San Diego – Mission Valley	300	Southern CA	24,000	Leasehold	100%	—
Embassy Suites Parsippany	274	Other U.S.	12,000	Fee Simple	100%	—
Embassy Suites Kansas City Plaza	266	Other U.S.	11,000	Leasehold	100%	—
Embassy Suites Austin Downtown Town Lake	259	Other U.S.	2,000	Leasehold	100%	—
DoubleTree Hotel Sonoma Wine Country	245	Northern CA	50,000	Leasehold	100%	—
Juniper Hotel Cupertino, Curio Collection	224	Northern CA	5,000	Fee Simple	100%	—
Hilton Chicago/Oak Brook Suites	211	Chicago	3,000	Fee Simple	100%	—
Embassy Suites Washington DC Georgetown	197	Washington, D.C.	3,000	Fee Simple	100%	—
Embassy Suites Phoenix Airport	182	Other U.S.	5,000	Leasehold	100%	—
Hilton Garden Inn LAX/El Segundo	162	Southern CA	3,000	Fee Simple	100%	—
DoubleTree Hotel Durango	159	Other U.S.	6,000	Leasehold	100%	—
The Reach, A Waldorf Astoria Resort	150	Florida	18,000	Fee Simple	100%	—

(1) Single $725 million CMBS loan secured by Hilton San Francisco Union Square and Parc 55 Hotel San Francisco.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Hotel Portfolio

Consolidated Domestic Portfolio cont'd

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt *(in millions)*
Hampton Inn & Suites Memphis – Shady Grove	130	Other U.S.	1,000	Fee Simple	100%	—
Hilton Garden Inn Chicago/Oak Brook Terrace	128	Chicago	2,000	Fee Simple	100%	—
Total Consolidated Domestic Portfolio	**26,827**		**2,128,000**			**$2,207**

Consolidated International Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Debt *(in millions)*
Hilton São Paulo Morumbi	503	International	27,000	Fee Simple	100%	—
Hilton Nuremberg Hotel	152	International	12,000	Leasehold	100%	—
Hilton Sheffield Hotel	128	International	12,000	Leasehold	100%	—
Total Consolidated International Portfolio	**783**		**51,000**			**$—**
Total Consolidated Portfolio	**27,610**		**2,179,000**			**$2,207**

Unconsolidated Joint Venture Domestic Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Pro-Rata Debt *(in millions)*
Hilton Orlando	1,417	Florida	225,000	Fee Simple	20%	$95
Hilton San Diego Bayfront	1,190	Southern CA	165,000	Leasehold	25%	$55
Capital Hilton	550	Washington, D.C.	30,000	Fee Simple	25%	$24
Hilton La Jolla Torrey Pines	394	Southern CA	41,000	Leasehold	25%	$24
Embassy Suites Alexandria Old Town	288	Washington, D.C.	7,000	Fee Simple	50%	$26
Embassy Suites Secaucus Meadowlands	261	Other U.S.	1,000	Leasehold	50%	—
DoubleTree Hotel Las Vegas Airport	190	Other U.S.	3,000	Fee Simple	50%	—
Total Unconsolidated Joint Venture Domestic Portfolio	**4,290**		**472,000**			**$224**

Unconsolidated Joint Venture International Portfolio

Hotel Name	Rooms	Market	Meeting Space	Ownership	Equity Ownership	Pro-Rata Debt *(in millions)*
Hilton Berlin	601	International	14,000	Fee Simple	40%	—
Conrad Dublin	192	International	15,000	Fee Simple	48%	$12
Total Unconsolidated Joint Venture International Portfolio	**793**		**29,000**			**$12**
Total Unconsolidated Joint Venture Portfolio	**5,083**		**501,000**			**$236**
TOTAL PARK HOTELS & RESORTS PORTFOLIO	32,693		2,680,000			$2,443

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q4 2017 vs. Q4 2016

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	4Q17	4Q16	Change[1]	4Q17	4Q16	Change	4Q17	4Q16	Change[1]
Hawaii	1	2,860	$256.29	$243.96	5.1%	92.8%	94.4%	(1.6)% pts	$237.81	$230.27	3.3%
Northern California	7	4,513	226.58	221.32	2.4	81.7	82.2	(0.5)	185.16	181.87	1.8
Florida	6	3,294	204.19	199.22	2.5	80.5	78.1	2.4	164.29	155.67	5.5
Other	16	5,803	154.57	150.65	2.6	73.9	71.5	2.4	114.20	107.76	6.0
New Orleans	2	1,939	182.10	179.28	1.6	68.0	71.1	(3.1)	123.86	127.52	(2.9)
Chicago	4	2,743	177.17	189.65	(6.6)	73.7	71.9	1.8	130.64	136.41	(4.2)
New York	1	1,907	339.85	343.17	(1.0)	92.9	92.7	0.2	315.66	318.02	(0.7)
Southern California	4	1,304	151.99	157.30	(3.4)	77.1	78.9	(1.8)	117.18	124.07	(5.6)
Washington, D.C.	2	1,085	168.48	162.80	3.5	70.7	73.2	(2.5)	119.14	119.10	0.0
Total Domestic	**43**	**25,448**	**$208.39**	**$206.19**	**1.1%**	**79.2%**	**78.9%**	**0.3% pts**	**$165.13**	**$162.68**	**1.5%**
Total International	**12**	**2,699**	**$143.75**	**$140.77**	**2.1%**	**74.0%**	**72.4%**	**1.6% pts**	**$106.36**	**$101.90**	**4.4%**
All Markets[2]	**55**	**28,147**	**$202.57**	**$200.40**	**1.1%**	**78.7%**	**78.3%**	**0.4% pts**	**$159.50**	**$156.85**	**1.7%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	4Q17	4Q16	Change[1]	4Q17	4Q16	Change	4Q17	4Q16	Change[1]
Resort	10	7,006	$225.73	$218.18	3.5%	81.4%	81.9%	(0.5)% pts	$183.79	$178.74	2.8%
Urban	17	11,371	225.93	228.12	(1.0)	77.8	77.5	0.3	175.80	176.87	(0.6)
Airport	13	6,355	157.70	152.60	3.3	79.2	78.5	0.7	124.97	119.75	4.4
Suburban	15	3,415	158.71	156.82	1.2	75.4	72.9	2.5	119.61	114.28	4.7
All Types[2]	**55**	**28,147**	**$202.57**	**$200.40**	**1.1%**	**78.7%**	**78.3%**	**0.4% pts**	**$159.50**	**$156.85**	**1.7%**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

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PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Q4 2017 vs. Q4 2016

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	4Q17	4Q16	Change[1]	4Q17	4Q16	Change[1]	4Q17	4Q16	Change
Hawaii	1	2,860	$38	$34	12.6%	$99	$91	8.8%	38.5%	37.4%	110 bps
Northern California	7	4,513	24	25	(4.0)	101	101	0.2	23.8	24.9	(110)
Florida	6	3,294	29	25	15.5	88	82	7.3	33.1	30.8	230
Other	16	5,803	16	14	13.8	84	80	4.7	19.3	17.7	160
New Orleans	2	1,939	13	14	(8.7)	38	40	(5.0)	34.0	35.4	(140)
Chicago	4	2,743	12	12	1.3	55	56	(2.0)	21.2	20.5	70
New York	1	1,907	24	22	7.8	87	82	5.6	27.7	27.1	60
Southern California	4	1,304	6	7	(12.4)	22	23	(6.1)	26.5	28.4	(190)
Washington, D.C.	2	1,085	4	4	(1.8)	19	19	(0.4)	20.4	20.7	(30)
Total Domestic	**43**	**25,448**	**$166**	**$157**	**5.7%**	**$593**	**$574**	**3.3%**	**28.0%**	**27.4%**	**60 bps**
Total International	**12**	**2,699**	**$9**	**$9**	**2.5%**	**$38**	**$37**	**2.6%**	**24.2%**	**24.2%**	**0 bps**
All Markets[2]	**55**	**28,147**	**$175**	**$166**	**5.4%**	**$631**	**$611**	**3.3%**	**27.8%**	**27.1%**	**70 bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	4Q17	4Q16	Change[1]	4Q17	4Q16	Change[1]	4Q17	4Q16	Change
Resort	10	7,006	$67	$61	10.8%	$198	$186	6.5%	34.0%	32.8%	120 bps
Urban	17	11,371	73	72	1.6	274	272	0.6	26.7	26.5	20
Airport	13	6,355	23	22	4.3	105	101	3.8	21.8	21.7	10
Suburban	15	3,415	12	11	4.4	54	52	3.1	21.8	21.5	30
All Types[2]	**55**	**28,147**	**$175**	**$166**	**5.4%**	**$631**	**$611**	**3.3%**	**27.8%**	**27.1%**	**70 bps**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

21 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Full Year 2017 vs. Full Year 2016

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2017	2016	Change[1]	2017	2016	Change	2017	2016	Change[1]
Hawaii	1	2,860	$258.09	$248.81	3.7%	93.9%	94.6%	(0.7)% pts	$242.38	$235.47	2.9%
Northern California	7	4,513	234.61	234.93	(0.1)	84.8	85.5	(0.7)	199.04	200.79	(0.9)
Florida	6	3,294	205.47	203.50	1.0	81.8	80.5	1.3	168.16	163.81	2.7
Other	16	5,803	163.50	157.55	3.8	77.9	77.7	0.2	127.34	122.38	4.1
New Orleans	2	1,939	177.12	178.18	(0.6)	73.2	74.7	(1.5)	129.71	133.10	(2.5)
Chicago	4	2,743	176.64	181.86	(2.9)	75.4	74.6	0.8	133.17	135.75	(1.9)
New York	1	1,907	294.32	296.13	(0.6)	87.1	89.1	(2.0)	256.33	263.72	(2.8)
Southern California	4	1,304	168.65	167.75	0.5	84.7	85.5	(0.8)	142.88	143.43	(0.4)
Washington, D.C.	2	1,085	171.47	163.68	4.8	78.2	79.2	(1.0)	134.02	129.70	3.3
Total Domestic	**43**	**25,448**	**$207.52**	**$205.46**	**1.0%**	**81.9%**	**82.1%**	**(0.2)% pts**	**$169.88**	**$168.69**	**0.7%**
Total International	**12**	**2,699**	**$139.40**	**$138.94**	**0.3%**	**74.0%**	**73.4%**	**0.6% pts**	**$103.17**	**$102.05**	**1.1%**
All Markets[2]	**55**	**28,147**	**$201.56**	**$199.70**	**0.9%**	**81.1%**	**81.3%**	**(0.2)% pts**	**$163.49**	**$162.30**	**0.7%**

(unaudited)			Comparable ADR			Comparable Occupancy			Comparable RevPAR		
	Hotels	Rooms	2017	2016	Change[1]	2017	2016	Change	2017	2016	Change[1]
Resort	10	7,006	$230.37	$224.36	2.7%	84.1%	84.4%	(0.3)% pts	$193.66	$189.31	2.3%
Urban	17	11,371	216.71	219.69	(1.4)	79.4	79.6	(0.2)	172.09	174.98	(1.7)
Airport	13	6,355	163.26	157.04	4.0	82.7	83.2	(0.5)	135.02	130.67	3.3
Suburban	15	3,415	161.89	161.03	0.5	77.8	76.7	1.1	125.89	123.57	1.9
All Types[2]	**55**	**28,147**	**$201.56**	**$199.70**	**0.9%**	**81.1%**	**81.3%**	**(0.2)% pts**	**$163.49**	**$162.30**	**0.7%**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

22 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Comparable Hotels By Market and Hotel Type: Full Year 2017 vs. Full Year 2016

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2017	2016	Change[1]	2017	2016	Change[1]	2017	2016	Change
Hawaii	1	2,860	$154	$141	9.4%	$392	$373	5.1%	39.3%	37.8%	150 bps
Northern California	7	4,513	116	123	(5.9)	433	433	0.0	26.9	28.6	(170)
Florida	6	3,294	120	113	6.0	361	351	2.8	33.2	32.2	100
Other	16	5,803	83	80	2.8	361	350	3.2	22.9	23.0	(10)
New Orleans	2	1,939	56	60	(6.1)	158	162	(2.8)	35.8	37.0	(120)
Chicago	4	2,743	46	49	(7.0)	220	220	(0.0)	20.8	22.4	(160)
New York	1	1,907	52	50	4.2	277	269	2.6	18.7	18.4	30
Southern California	4	1,304	32	34	(5.4)	101	101	(0.4)	31.6	33.2	(160)
Washington, D.C.	2	1,085	18	16	6.2	79	77	2.7	22.6	21.9	70
Total Domestic	**43**	**25,448**	**$677**	**$666**	**1.4%**	**$2,382**	**$2,336**	**2.0%**	**28.4%**	**28.5%**	**(10) bps**
Total International	**12**	**2,699**	**$32**	**$36**	**(9.8)%**	**$144**	**$143**	**0.5%**	**22.4%**	**24.9%**	**(250) bps**
All Markets[2]	**55**	**28,147**	**$709**	**$702**	**1.0%**	**$2,526**	**$2,479**	**1.9%**	**28.1%**	**28.3%**	**(20) bps**

(unaudited, dollars in millions)			Comparable Hotel Adjusted EBITDA			Comparable Hotel Revenue			Comparable Hotel Adjusted EBITDA Margin		
	Hotels	Rooms	2017	2016	Change[1]	2017	2016	Change[1]	2017	2016	Change
Resort	10	7,006	$287	$270	6.4%	$817	$790	3.4%	35.2%	34.2%	100 bps
Urban	17	11,371	267	277	(3.5)	1,056	1,050	0.5	25.3	26.3	(100)
Airport	13	6,355	106	105	0.1	437	426	2.5	24.2	24.8	(60)
Suburban	15	3,415	49	50	(4.4)	216	213	1.1	22.5	23.8	(130)
All Types[2]	**55**	**28,147**	**$709**	**$702**	**1.0%**	**$2,526**	**$2,479**	**1.9%**	**28.1%**	**28.3%**	**(20) bps**

(1) Calculated based on unrounded numbers.
(2) Excludes unconsolidated joint ventures.

23 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q4 2017 vs. Q4 2016

(unaudited)		ADR			Occupancy			RevPAR		
		4Q17	4Q16	Change[1]	4Q17	4Q16	Change	4Q17	4Q16	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$256.29	$243.96	5.1%	92.8%	94.4%	(1.6)% pts	$237.81	$230.27	3.3%
2	New York Hilton Midtown	339.85	343.17	(1.0)	92.9	92.7	0.2	315.66	318.02	(0.7)
3	Hilton San Francisco Union Square	243.95	237.00	2.9	78.6	83.6	(5.0)	191.74	198.17	(3.2)
4	Hilton Waikoloa Village[2]	229.63	223.30	2.8	68.6	70.4	(1.8)	157.52	157.12	0.3
5	Hilton New Orleans Riverside	192.82	191.26	0.8	68.2	70.3	(2.1)	131.46	134.47	(2.2)
6	Hilton Chicago	199.38	221.20	(9.9)	71.4	68.6	2.8	142.35	151.65	(6.1)
7	Hilton Orlando Bonnet Creek	178.51	168.78	5.8	79.1	76.7	2.4	141.22	129.47	9.1
8	Parc 55 San Francisco - a Hilton Hotel	242.25	241.04	0.5	89.0	87.4	1.6	215.58	210.77	2.3
9	Waldorf Astoria Orlando	288.31	278.57	3.5	83.7	73.5	10.2	241.40	204.80	17.9
10	Casa Marina, A Waldorf Astoria Resort	350.97	347.17	1.1	59.9	75.3	(15.4)	210.23	261.53	(19.6)
	Sub-total Top 10 Hotels	**$250.26**	**$247.50**	**1.1%**	**81.3%**	**81.9%**	**(0.6)% pts**	**$203.34**	**$202.76**	**0.3%**
	Top 11-25 Hotels	**$173.33**	**$169.89**	**2.0%**	**71.3%**	**76.1%**	**(4.8)% pts**	**$123.60**	**$129.30**	**(4.4)%**
	Sub-total Top 25 Hotels	**$223.93**	**$220.11**	**1.7%**	**77.5%**	**79.8%**	**(2.3)% pts**	**$173.65**	**$175.59**	**(1.1)%**
	All Other Consolidated Hotels	**$146.39**	**$142.35**	**2.8%**	**74.2%**	**72.2%**	**2.0% pts**	**$108.57**	**$102.73**	**5.7%**
	Total Consolidated Portfolio[3]	**$203.54**	**$200.59**	**1.5%**	**76.6%**	**77.7%**	**(1.1)% pts**	**$155.97**	**$155.89**	**0.1%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels and excludes unconsolidated joint ventures.

24 |
PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Q4 2017 vs. Q4 2016

	(unaudited, dollars in millions)	Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		4Q17	4Q16	Change[1]	4Q17	4Q16	Change[1]	4Q17	4Q16	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Waikiki Beach Resort	$38	$34	12.6%	$99	$91	8.8%	38.5%	37.4%	110 bps
2	New York Hilton Midtown	24	22	7.8	87	82	5.6	27.7	27.1	60
3	Hilton San Francisco Union Square	11	12	(12.2)	47	49	(4.6)	22.4	24.3	(190)
4	Hilton Waikoloa Village[2]	7	10	(29.2)	30	36	(15.5)	24.3	29.0	(470)
5	Hilton New Orleans Riverside	11	13	(8.4)	34	35	(4.4)	34.2	35.7	(150)
6	Hilton Chicago	8	7	3.4	36	36	(2.0)	21.8	20.7	110
7	Hilton Orlando Bonnet Creek	10	9	17.2	30	27	9.5	35.2	32.9	230
8	Parc 55 San Francisco - a Hilton Hotel	7	7	1.4	23	23	(0.8)	29.4	28.8	60
9	Waldorf Astoria Orlando	6	4	57.5	20	16	21.3	31.6	24.3	730
10	Casa Marina, A Waldorf Astoria Resort	3	4	(33.0)	9	11	(17.8)	29.6	36.3	(670)
	Sub-total Top 10 Hotels	**$125**	**$122**	**2.7%**	**$415**	**$406**	**2.2%**	**30.3%**	**30.0%**	**30 bps**
	Top 11-25 Hotels	**$33**	**$34**	**(3.3)%**	**$142**	**$150**	**(5.3)%**	**23.1%**	**22.6%**	**50 bps**
	Sub-total Top 25 Hotels	**$158**	**$156**	**1.4%**	**$557**	**$556**	**0.5%**	**28.5%**	**28.0%**	**50 bps**
	All Other Consolidated Hotels	**$24**	**$23**	**8.6%**	**$112**	**$108**	**4.3%**	**21.5%**	**20.6%**	**90 bps**
	Total Consolidated Portfolio[3]	**$182**	**$179**	**2.3%**	**$669**	**$664**	**0.8%**	**27.3%**	**26.8%**	**50 bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels and excludes unconsolidated joint ventures.

25 |

PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Full Year 2017 vs. Full Year 2016

	(unaudited)	ADR			Occupancy			RevPAR		
		2017	2016	Change[1]	2017	2016	Change	2017	2016	Change[1]
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$258.09	$248.81	3.7%	93.9%	94.6%	(0.7)% pts	$242.38	$235.47	2.9%
2	New York Hilton Midtown	294.32	296.13	(0.6)	87.1	89.1	(2.0)	256.33	263.72	(2.8)
3	Hilton San Francisco Union Square	256.84	257.82	(0.4)	83.3	87.5	(4.2)	214.00	225.47	(5.1)
4	Hilton Waikoloa Village[2]	222.20	225.23	(1.3)	72.9	72.6	0.3	162.00	163.52	(0.9)
5	Hilton New Orleans Riverside	188.04	188.68	(0.3)	72.6	74.3	(1.7)	136.58	140.14	(2.5)
6	Hilton Chicago	194.42	206.06	(5.7)	73.6	70.5	3.1	143.17	145.24	(1.4)
7	Hilton Orlando Bonnet Creek	177.81	174.06	2.2	80.8	77.2	3.6	143.68	134.31	7.0
8	Parc 55 San Francisco - a Hilton Hotel	250.73	253.91	(1.3)	90.1	88.8	1.3	225.80	225.57	0.1
9	Waldorf Astoria Orlando	271.96	268.58	1.3	80.7	77.6	3.1	219.41	208.53	5.2
10	Casa Marina, A Waldorf Astoria Resort	374.82	373.32	0.4	74.0	81.1	(7.1)	277.40	302.58	(8.3)
	Sub-total Top 10 Hotels	**$243.55**	**$243.83**	**(0.1)%**	**82.8%**	**83.3%**	**(0.5)% pts**	**$201.68**	**$203.08**	**(0.7)%**
	Top 11-25 Hotels	**$180.33**	**$176.13**	**2.4%**	**78.5%**	**80.6%**	**(2.1)% pts**	**$141.51**	**$141.94**	**(0.3)%**
	Sub-total Top 25 Hotels	**$220.92**	**$219.31**	**0.7%**	**81.2%**	**82.3%**	**(1.1)% pts**	**$179.39**	**$180.46**	**(0.6)%**
	All Other Consolidated Hotels	**$149.32**	**$144.01**	**3.7%**	**77.5%**	**76.0%**	**1.5% pts**	**$115.79**	**$109.50**	**5.7%**
	Total Consolidated Portfolio[3]	**$202.19**	**$200.11**	**1.0%**	**80.2%**	**80.6%**	**(0.4)% pts**	**$162.18**	**$161.28**	**0.6%**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels and excludes unconsolidated joint ventures.

26 | PARK HOTELS & RESORTS

Portfolio and Operating Metrics (cont'd)

Top 10 Assets: Full Year 2017 vs. Full Year 2016

(unaudited, dollars in millions)		Hotel Adjusted EBITDA			Hotel Revenue			Hotel Adjusted EBITDA Margin		
		2017	2016	Change[1]	2017	2016	Change[1]	2017	2016	Change
	Top 10 Hotels									
1	Hilton Hawaiian Village Beach Resort	$154	$141	9.4%	$392	$373	5.1%	39.3%	37.8%	150 bps
2	New York Hilton Midtown	52	50	4.2	277	269	2.6	18.7	18.4	30
3	Hilton San Francisco Union Square	58	64	(10.5)	213	218	(2.5)	27.0	29.4	(240)
4	Hilton Waikoloa Village[2]	38	42	(8.8)	137	147	(6.9)	27.7	28.3	(60)
5	Hilton New Orleans Riverside	51	55	(5.7)	142	146	(2.7)	36.1	37.3	(120)
6	Hilton Chicago	30	30	(3.0)	142	139	2.2	20.9	22.0	(110)
7	Hilton Orlando Bonnet Creek	43	38	11.4	121	114	5.3	35.5	33.6	190
8	Parc 55 San Francisco - a Hilton Hotel	29	30	(3.2)	97	97	(0.2)	30.3	31.3	(100)
9	Waldorf Astoria Orlando	21	18	16.2	73	69	6.6	28.4	26.0	240
10	Casa Marina, A Waldorf Astoria Resort	17	19	(11.4)	46	50	(7.9)	37.9	39.3	(140)
	Sub-total Top 10 Hotels	**$493**	**$487**	**1.0%**	**$1,640**	**$1,622**	**1.0%**	**30.1%**	**30.0%**	**10 bps**
	Top 11-25 Hotels	**$158**	**$166**	**(4.9)%**	**$627**	**$636**	**(1.3)%**	**25.2%**	**26.1%**	**(90) bps**
	Sub-total Top 25 Hotels	**$651**	**$653**	**(0.5)%**	**$2,267**	**$2,258**	**0.3%**	**28.7%**	**28.9%**	**(20) bps**
	All Other Consolidated Hotels	**$107**	**$101**	**6.4%**	**$460**	**$439**	**5.1%**	**23.3%**	**23.0%**	**30 bps**
	Total Consolidated Portfolio[3]	**$758**	**$754**	**0.4%**	**$2,727**	**$2,697**	**1.1%**	**27.8%**	**28.0%**	**(20) bps**

(1) Calculated based on unrounded numbers.
(2) Classified as a non-comparable hotel.
(3) Includes non-comparable hotels and excludes unconsolidated joint ventures.

27 |

PARK HOTELS & RESORTS

Acquisitions & Dispositions Hilton Sao Paulo Morumbi Caribe Hilton Hilton Miami Airport Blue Lagoon

Acquisitions and Dispositions Dispositions (1)Hotels were sold as a portfolio. (unaudited, dollars in millions) Property Location Transaction Date Room Count Gross Proceeds Hilton Rotterdam Rotterdam, Netherlands January 2018 254 $62.2 254 62.2 Embassy Suites Portfolio(1) Embassy Suites by Hilton Kansas City Overland Park Overland Park, Kansas February 2018 199 25.0 Embassy Suites by Hilton San Rafael Marin County San Rafael, California February 2018 236 37.9 Embassy Suites by Hilton Atlanta Perimeter Center Atlanta, Georgia February 2018 241 32.9 676 95.8 UK Portfolio(1) Hilton Blackpool Blackpool, United Kingdom February 2018 278 N/A Hilton Belfast Belfast, United Kingdom February 2018 198 N/A Hilton London Angel Islington London, United Kingdom February 2018 188 N/A Hilton Edinburgh Grosvenor, United Kingdom February 2018 184 N/A Hilton Coylumbridge Aviemore, United Kingdom February 2018 175 N/A Hilton Bath City Bath, United Kingdom February 2018 173 N/A Hilton Milton Keynes Keynes, United Kingdom February 2018 138 N/A 1,334 188.5 Hilton Durban Durban, South Africa February 2018 328 32.5 328 32.5 Total 2,592 $379.0

Debt Summary Casa Marina, a Waldorf Astoria Resort Hilton Orlando Bonnet Creek New York Hilton Midtown

Debt Summary

Fixed and Variable Rate Debt

(unaudited, dollars in millions)

Debt	Collateral	Interest Rate[1]	Maturity Date	As of December 31, 2017
Fixed Rate Debt				
Mortgage loan	DoubleTree Hotel Spokane City Center	3.55%	October 2020	$ 12
Commercial mortgage-backed securities loan	Hilton San Francisco Union Square, Parc 55 San Francisco - a Hilton Hotel	4.11%	November 2023	725
Commercial mortgage-backed securities loan	Hilton Hawaiian Village Waikiki Beach Resort	4.20%	November 2026	1,275
Mortgage loan	The Fess Parker Santa Barbara Hotel - a DoubleTree Resort	4.17%	December 2026	165
Capital lease obligations		7.00%	2019 to 2094	16
Total Fixed Rate Debt				2,193
Variable Rate Debt				
Revolving credit facility[2]	Unsecured	L + 1.50%	December 2021[3]	—
Term loan	Unsecured	L + 1.45%	December 2021	750
Mortgage loan	DoubleTree Hotel Ontario Airport	L + 2.25%	May 2022[3]	30
Total Variable Rate Debt				780
Less: unamortized deferred financing costs and discount				(12)
Total Debt[4]				**$ 2,961**

(1) The weighted average interest rate of Park's total debt outstanding is 3.9%. The weighted average interest rate of Park's fixed rate debt outstanding is 4.2%.
(2) $1 billion available.
(3) Assumes the exercise of all extensions that are exercisable solely at Park's option.
(4) Excludes $236 million of Park's share of debt of its unconsolidated joint ventures.

31 |

PARK HOTELS & RESORTS

Definitions Hilton Orlando Bonnet Creek Hilton Hawaiian Village Waikiki Beach Resort New York Hilton Midtown

Definitions EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA Margin Earnings before interest expense, taxes and depreciation and amortization (“EBITDA”), presented herein, reflects net income excluding depreciation and amortization, interest income, interest expense, income taxes and interest expense, income tax and depreciation and amortization included in equity in earnings from investments in affiliates. Adjusted EBITDA, presented herein, is calculated as EBITDA, as previously defined, further adjusted to exclude: Gains or losses on sales of assets for both consolidated and unconsolidated investments; Gains or losses on foreign currency transactions; Transition costs related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with the potential acquisition or disposition of hotels; Severance costs; Share-based compensation expense; Casualty and impairment losses; and Other items that management believes are not representative of the Company’s current or future operating performance. Hotel Adjusted EBITDA measures hotel-level results before debt service, depreciation and corporate expenses of the Company’s consolidated hotels, including both comparable and non-comparable hotels but excluding hotels owned by unconsolidated affiliates, and is a key measure of the Company’s profitability. The Company presents Hotel Adjusted EBITDA to help the Company and its investors evaluate the ongoing operating performance of the Company’s consolidated hotels. Hotel Adjusted EBITDA margin is calculated as Hotel Adjusted EBITDA divided by total hotel revenue. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are not recognized terms under United States (“U.S.”) GAAP and should not be considered as alternatives to net income (loss) or other measures of financial performance or liquidity derived in accordance with U.S. GAAP. In addition, the Company’s definitions of EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin may not be comparable to similarly titled measures of other companies. The Company believes that EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin provide useful information to investors about the Company and its financial condition and results of operations for the following reasons: (i) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are among the measures used by the Company’s management team to make day-to-day operating decisions and to evaluate its operating performance between periods and between REITs by removing the effect of its capital structure (primarily interest expense) and asset base (primarily depreciation and amortization) from its operating results; and (ii) EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin are frequently used by securities analysts, investors and other interested parties as a common performance measure to compare results or estimate valuations across companies in the industry. EBITDA, Adjusted EBITDA, Hotel Adjusted EBITDA and Hotel Adjusted EBITDA margin have limitations as analytical tools and should not be considered either in isolation or as a substitute for net income (loss) or other methods of analyzing results as reported under U.S. GAAP.

Definitions (cont’d) NAREIT FFO attributable to stockholders, Adjusted FFO attributable to stockholders, NAREIT FFO per share – Diluted and Adjusted FFO per share - Diluted NAREIT FFO attributable to stockholders and NAREIT FFO per diluted share (defined as set forth below) are presented herein as non-GAAP measures of the Company’s performance. The Company calculates funds from operations (“FFO”) attributable to stockholders for a given operating period in accordance with standards established by the National Association of Real Estate Investment Trusts (“NAREIT”), as net income (loss) attributable to stockholders (calculated in accordance with U.S. GAAP), excluding depreciation and amortization, gains or losses on sales of assets, impairment, and the cumulative effect of changes in accounting principles, plus adjustments for unconsolidated joint ventures. Adjustments for unconsolidated joint ventures are calculated to reflect the Company’s pro rata share of the FFO of those entities on the same basis. As noted by NAREIT in its April 2002 “White Paper on Funds From Operations,” since real estate values historically have risen or fallen with market conditions, many industry investors have considered presentation of operating results for real estate companies that use historical cost accounting to be insufficient by themselves. For these reasons, NAREIT adopted the FFO metric in order to promote an industry-wide measure of REIT operating performance. The Company believes NAREIT FFO provides useful information to investors regarding its operating performance and can facilitate comparisons of operating performance between periods and between REITS. The Company’s presentation may not be comparable to FFO reported by other REITS that do not define the term in accordance with the current NAREIT definition, or that interpret the current NAREIT definition differently. The Company calculates NAREIT FFO per diluted share as NAREIT FFO divided by the number of fully diluted shares outstanding during a given operating period. The Company also presents Adjusted FFO attributable to stockholders and Adjusted FFO per diluted share when evaluating its performance because management believes that the exclusion of certain additional items described below provides useful supplemental information to investors regarding the Company’s ongoing operating performance. Management historically has made the adjustments detailed below in evaluating its performance and in its annual budget process. Management believes that the presentation of Adjusted FFO provides useful supplemental information that is beneficial to an investor’s complete understanding of operating performance. The Company adjusts NAREIT FFO attributable to stockholders for the following items, which may occur in any period, and refers to this measure as Adjusted FFO attributable to stockholders:   Gains or losses on foreign currency transactions; Transition costs related to the Company’s establishment as an independent, publicly traded company; Transaction costs associated with the potential acquisition or disposition of hotels; Severance costs; Share-based compensation expense; Casualty losses; Litigation gains and losses outside the ordinary course of business; and Other items that management believes are not representative of the Company’s current or future operating performance.

Definitions (cont’d) Net Debt Net debt, presented herein, is a non-GAAP financial measure that the Company uses to evaluate its financial leverage. Net debt is calculated as (i) long-term debt, including current maturities and excluding unamortized deferred financing costs; and (ii) the Company’s share of investments in affiliate debt, excluding unamortized deferred financing costs; reduced by (a) cash and cash equivalents; and (b) restricted cash and cash equivalents. The Company believes Net debt provides useful information about its indebtedness to investors as it is frequently used by securities analysts, investors and other interested parties to compare the indebtedness of companies. Net debt should not be considered as a substitute to debt presented in accordance with U.S. GAAP. Net debt may not be comparable to a similarly titled measure of other companies. Net Debt to Adjusted EBITDA Ratio Net debt to Adjusted EBITDA ratio, presented herein, is a non-GAAP financial measure and is included as it is frequently used by securities analysts, investors and other interested parties to compare the financial condition of companies. Net debt to Adjusted EBITDA ratio should not be considered as an alternative to measures of financial condition derived in accordance with U.S. GAAP and it may not be comparable to a similarly titled measure of other companies. Comparable Hotels The Company presents certain data for its hotels on a comparable hotel basis as supplemental information for investors. The Company defines its comparable hotels as those hotels that: (i) were active and operating in the Company’s portfolio since January 1st of the previous year; and (ii) have not sustained substantial property damage, business interruption, undergone large-scale capital projects or for which comparable results are not available. The Company presents comparable hotel results to help the Company and its investors evaluate the ongoing operating performance of its comparable hotels. Of the 58 hotels that the Company consolidated as of December 31, 2017, 55 hotels have been classified as comparable hotels. Due to the conversion, or planned conversions, of a significant number of rooms at the Hilton Waikoloa Village in 2017 and Embassy Suites Washington DC Georgetown in 2016 to HGV timeshare units, and due to the effects of the hurricane at the Caribe Hilton in Puerto Rico and the expected continued effects from business interruption well into 2018, the results from these properties were excluded from comparable hotels. The Company’s comparable hotels as of December 31, 2016 also exclude the DoubleTree Hotel Missoula/Edgewater and the Hilton Templepatrick Hotel & Country Club, as these hotels were not retained as part of the spin-off.

Definitions (cont’d) Occupancy Occupancy represents the total number of room nights sold divided by the total number of room nights available at a hotel or group of hotels. Occupancy measures the utilization of the Company’s hotels’ available capacity. Management uses occupancy to gauge demand at a specific hotel or group of hotels in a given period. Occupancy levels also help management determine achievable Average Daily Rate (“ADR”) levels as demand for hotel rooms increases or decreases. Average Daily Rate ADR represents rooms revenue divided by total number of room nights sold in a given period. ADR measures average room price attained by a hotel and ADR trends provide useful information concerning the pricing environment and the nature of the customer base of a hotel or group of hotels. ADR is a commonly used performance measure in the hotel industry, and management uses ADR to assess pricing levels that the Company is able to generate by type of customer, as changes in rates have a more pronounced effect on overall revenues and incremental profitability than changes in occupancy, as described above. Revenue per Available Room Revenue per Available Room (“RevPAR”) is calculated by dividing rooms revenue by total number of room nights available to guests for a given period. Management considers RevPAR to be a meaningful indicator of the Company’s performance as it provides a metric correlated to two primary and key factors of operations at a hotel or group of hotels: occupancy and ADR. RevPAR is also a useful indicator in measuring performance over comparable periods for comparable hotels. References to RevPAR and ADR are presented on a comparable basis and references to RevPAR and ADR are presented on a currency neutral basis (prior periods are reflected using the current period exchange rates), unless otherwise noted. Pro-forma Certain financial measures and other information have been adjusted for the Company’s historical debt and related balances and interest expense to give the net effect to financing transactions that were completed prior to spin-off, incremental fees based on the terms of the post spin-off management agreements, adjustments to income tax expense based on the Company’s post spin-off REIT tax structure, the removal of costs incurred related to the spin-off and the establishment of Park as a separate public company and the estimated excise taxes on certain REIT leases. Further adjustments have been made to reflect the effects of hotels disposed of or acquired during the periods presented. When presenting such information, the amounts are identified as “Pro-forma.”

Analyst Coverage Analyst Company Phone Email Shaun Kelley Bank of America (646) 855-1005 shaun.kelley@baml.com Anthony Powell Barclays (212) 526-8768 anthony.powell@barclays.com Floris Van Dijkum Boenning & Scattergood (212) 922-3572 fvandijkum@boenninginc.com Smedes Rose Citi Research (212) 816-6243 smedes.rose@citi.com Chris Woronka Deutsche Bank (212) 250-9376 chris.woronka@db.com Richard Hightower Evercore ISI (212) 752-0886 rich.hightower@evercoreisi.com Stephen Grambling Goldman Sachs (212) 902-7832 stephen.grambling@gs.com Lukas Hartwich Green Street (949) 640-8780 lhartwich@greenst.com Brandt Montour JP Morgan (212) 622-1111 brandt.a.montour@jpmorgan.com Brian Dobson Nomura/Instinet (212) 310-5416 brian.dobson@instinet.com Bill Crow Raymond James (727) 567-2594 bill.crow@raymondjames.com Patrick Scholes SunTrust (212) 319-3915 patrick.scholes@suntrust.com Robin Farley UBS (212) 713-2060 robin.farley@ubs.com Rachael Rothman Susquehanna International Group (212) 514 4882 rachael.rothman@sig.com Jeff Donnelly Wells Fargo (617) 603-4262 jeff.donnelly@wellsfargo.com